SEE LEGENDS ON REVERSE

Incorporated Under the Laws of the State of Delaware

NUMBER

«CertNo»

SHARES

«Shares»

KaloBios, Inc.

THIS IS TO CERTIFY THAT **«STOCKHOLDER»** is the owner of **«SharesWritten» (*«Shares»*)** shares of the **SERIES A PREFERRED STOCK** of

KaloBios, Inc.

transferable only on the books of the Corporation by the holder hereof, in person or by attorney, upon surrender of this Certificate properly endorsed.

PREFERRED

This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Amended and Restated Certificate of Incorporation and the Bylaws of said Corporation and any amendments thereto, to all of which the holder of this Certificate, by acceptance hereof, assents.

The Shares represented by this Certificate are convertible into shares of Common Stock at the election of the holder thereof and shall be so converted upon the occurrence of certain events as set forth in the Amended and Restated Certificate of Incorporation of the Corporation.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers this «Day» day of «Month», «Year».

Secretary or Assistant Secretary

President or Vice President

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

For Value Received, ______ *hereby sell, assign and transfer unto* ______________________________

______________________________ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated __________________ *20* ______

In presence of

________________________ ________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.